UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 19, 2021

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On January 19, 2021, Community Health Systems, Inc. (the “Company”) announced that CHS/Community Health Systems, Inc., its wholly owned subsidiary (the “Issuer”), had priced an offering of $1.775 billion aggregate principal of 6.875% junior-priority secured notes due 2029. The size of the offering was increased to $1.775 billion aggregate principal amount, an increase of $1.025 billion aggregate principal amount subsequent to the initial announcement of the offering. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, in connection with the increase in size of the offering, on January 19, 2021, the Company announced that the Issuer has amended the terms of its previously announced cash tender offer for its Junior-Priority Secured Notes due 2023 (the “Junior-Priority 2023 Notes”) to (i) increase the tender offer consideration from $1,035.00 per $1,000 principal amount of Junior-Priority 2023 Notes validly tendered and accepted for purchase in the tender offer to $1,044.06 per $1,000 principal amount of Junior-Priority 2023 Notes validly tendered and accepted for purchase in the tender offer (the “New Tender Consideration”) and (ii) remove the $750 million tender cap, increasing the maximum aggregate principal amount of Junior-Priority 2023 Notes that are subject to purchase under the tender offer from $750 million to any and all Junior-Priority 2023 Notes outstanding and amend the financing condition to account for such removal of the tender cap.

In addition, on January 19, 2021, the Issuer delivered to the trustee for delivery to holders of the Junior-Priority 2023 Notes a notice of conditional redemption to redeem on February 4, 2021 (the “Redemption Date”) all of the Junior-Priority 2023 Notes that remain outstanding at a redemption price of 107.406% of the principal amount thereof plus accrued and unpaid interest to, but not including, the Redemption Date.

A copy of the press release making this announcement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

99.1	Press Release of Community Health Systems, Inc., dated January 19, 2021

99.2	Press Release of Community Health Systems, Inc., dated January 19, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2021	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

	By:	/s/ Kevin J. Hammons
Kevin J. Hammons Executive Vice President and Chief Financial Officer (principal financial officer)